CENTRAL NEWSPAPERS, INC.
                         NON-QUALIFIED SAVINGS PLAN


     The Central Newspapers, Inc. Non-Qualified Savings Plan (the "Plan") is hereby adopted effective August 1, 1994. The Plan is established and main-tained by Central Newspapers, Inc., Indianapolis Newspapers, Inc., Phoenix Newspapers, Inc. and Muncie Newspapers, Inc. solely for the purpose of permitting certain of their employees who participate in the Central Newspapers, Inc. Savings Plus Plan to receive contributions equal to amounts in excess of the limitations on contributions imposed by Section 401(a)(17),
Section 401(k), Section 401(m), Section 402(g) and Section 415 of the Internal Revenue Code of 1986, as amended, on cash or deferred arrangements to which those Sections apply.


                                 ARTICLE I

                                DEFINITIONS

     Wherever used herein the following terms shall have the meanings hereinafter set forth:

     1.1. "Accounting Date" means the last day of each calendar month.

     1.2. "Administrator" means the Central Newspapers, Inc. Savings Plus Plan Committee.

     1.3. "Board" means the Board of Directors of each Company.

     1.4. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     1.5. "Company" means Central Newspapers, Inc., Indianapolis Newspapers, Inc., Phoenix Newspapers, Inc. or Muncie Newspapers, Inc. or, to the extent provided in Section 8.8 below, any successor corporation or other entity resulting from a merger or consolidation into or with a Company or a transfer or sale of substantially all of the assets of a Company.

     1.6. "Participant" means an executive employee of one of the Companies who is a participant under the Qualified Plan, who is covered under the Central Newspapers, Inc. Executive Life Insurance Plan and to whom or with respect to whom contributions may be made under this Plan. Each eligible Participant shall be identified by the Boards prior to the beginning of each Plan Year and listed on Exhibit A attached hereto and incorporated by reference herein.

     1.7. "Plan" means this Central Newspapers, Inc. Non-Qualified Savings
Plan.

     1.8. "Plan Year" means each calendar year.

     1.9. "Qualified Plan" means the Central Newspapers, Inc. Savings Plus Plan and any successor or replacement cash or deferred arrangement.

     1.10. "Qualified Plan Company Matching Contribution" means the total of all matching contributions made by a Company for the benefit of a Participant under and in accordance with the terms of the Qualified Plan in any Plan Year.

     1.11. "Qualified Plan Salary Reduction Contribution" means the salary reduction contribution made by a Company for the benefit of a Participant under and in accordance with the terms of the Qualified Plan in any Plan Year.

     1.12. "Qualified Plan Limits" mean the limits imposed, at any time and from time to time, upon the amount of Qualified Plan Salary Reduction Contributions or Qualified Plan Company Matching Contributions that may be made on behalf of a Participant by Section 401(a)(17), Section 401(k) (including any limits resulting from the application of Section 4.5 of the Qualified Plan),
Section 401(m), Section 402(g) and Section 415 of the Code.

     1.13. "Salary Reduction Agreement" means the written salary reduction agreement entered into by a Participant with a Company pursuant to the Qualified Plan.

     1.14. "Supplemental Company Matching Contribution" means the matching contribution made by a Company for the benefit of a Participant under and in accordance with the terms of this Plan in any Plan Year.

     1.15. "Supplemental Salary Reduction Contribution" means the salary reduction contribution made by a Company for the benefit of a Participant under and in accordance with the terms of this Plan in any Plan Year.

     1.16. "Supplemental Subaccount" means the account maintained by the Companies under the Plan for a Participant that is credited with amounts contributed under Section 3.1 and Section 3.3 of the Plan.


                                 ARTICLE II

                                ELIGIBILITY

     A Participant who makes Qualified Plan Salary Reduction Contributions and receives Qualified Plan Company Matching Contributions, the total amounts of which are reduced by reason of the application of the Qualified Plan Limits, shall be eligible to participate in the Plan.


                                ARTICLE III

                         SUPPLEMENTAL CONTRIBUTIONS

     3.1. Supplemental Salary Reduction Contributions. The Supplemental Salary Reduction Contribution to be made by the Companies for the benefit of a Participant for any Plan Year shall be in an amount equal to (a) minus (b) where:

          (a) equals the Qualified Plan Salary Reduction Contribution that would have been allocated to the Qualified Plan on behalf of the Participant for the Plan Year, based on the Salary Reduction Agreement between the Participant and a Company in effect for such Plan Year pursuant to the terms of the Qualified Plan, without giving effect to the Qualified Plan Limits; and

          (b) equals the amount of the Qualified Plan Salary Reduction Contribution actually allocated to the Qualified Plan on behalf of the Participant for the Plan Year.

     Supplemental Salary Reduction Contributions made for the benefit of a Participant for any Plan Year shall be credited to such Participant's Supplemental Subaccount within 30 days after the last day of each calendar month.

     3.2. Supplemental Salary Reduction Agreement. As a condition to the Companies' obligation to make a Supplemental Salary Reduction Contribution for the benefit of a Participant pursuant to Section 3.1, that Participant must execute a Supplemental Salary Reduction Agreement in the form attached hereto. The Supplemental Salary Reduction Agreement for any Plan Year shall be made before the beginning of that Plan Year and shall remain in full force and effect for subsequent Plan Years unless revoked or modified by a Participant by written instrument delivered to the Administrator prior to the beginning of the Plan Year in which such revocation or modification is to be effective.

     3.3. Supplemental Company Matching Contributions. The Supplemental Company Matching Contribution to be made by the Companies for the benefit of a Participant for any Plan Year shall be in an amount equal to (a) minus (b) where:

          (a) equals the Qualified Plan Company Matching Contribution that would have been allocated to the Qualified Plan on behalf of the Participant for the Plan Year without giving effect to any reduction in the Participant's Qualified Plan Salary Reduction Contribution required by the Qualified Plan Limits; and

          (b) equals the amount of the Qualified Plan Company Matching Contribution actually allocated to the Qualified Plan on behalf of the Participant for the Plan Year.

     Supplemental Company Matching Contributions made for the benefit of a Participant for any Plan Year shall be credited to such Participant's Supplemental Subaccount within 30 days after the last day of each calendar month.


                                 ARTICLE IV

                  INVESTMENT OF SUPPLEMENTAL CONTRIBUTIONS

     4.1. Deemed Investment. Unless actual investment options are provided to Participants under Section 4.2 of this Plan, amounts credited hereunder to the Supplemental Subaccount of a Participant shall be treated as if they were actually invested in the Qualified Plan Subaccount of the Participant and shall be subject to the same Participant investment elections, and credited with gains and losses at the same time and in the same manner, as are applicable to amounts invested in the Qualified Plan Subaccount of such Participant. A change by a Participant in the investment election applicable to amounts in his Qualified Plan Subaccount, or a direction to transfer amounts in his Qualified Plan Subaccount among investment funds maintained under the Qualified Plan, shall also apply to amounts credited to his Supplemental Subaccount and shall be effective at the same time that such change in election or direction to transfer is applicable to his Qualified Plan Subaccount.

     4.2. Actual Investment.  In lieu of crediting earnings and losses under
Section 4.1 of this Plan, the Administrator may provide for investment funds into which Participants may direct the investment of their Supplemental Subaccount balances. To the extent such investment funds are provided to
Participants:

          (a) each Participant shall be required to elect in writing the manner and extent to which his Supplemental Subaccount shall be invested in each of the available investment funds; and

          (b) such Participant's Supplemental Subaccount shall be credited with income, gain or loss as though it had been invested in the investment fund or funds as directed by that Participant.

     Except as may otherwise be communicated by the Administrator to the Participants, the rules regarding the timing and manner of electing investment funds (including changing elections or transfering amounts from one investment fund to another) and of allocating income, gains and losses to Supplemental Subaccounts shall be the same as is set forth in the Qualified Plan from time to time. Notwithstanding anything in this Section 4.2 to the contrary, each Participant's interest in his Supplemental Subaccount shall be unfunded, neither the Companies, the Administrator nor the Trustees of the Central Newspapers, Inc. Employee Benefit Trust shall be under any legal obligation to actually invest a Participant's Supplemental Subaccount as directed by that Participant, and that Participant shall have no right, title or interest in or to his Supplemental Subaccount except as may otherwise be provided under the Central Newspapers, Inc. Employee Benefit Trust.


                                 ARTICLE V

                               DISTRIBUTIONS

     All amounts credited to a Participant's Supplemental Subaccount, including gains and losses credited in accordance with Section 4.1 or Section 4.2 of the Plan, shall be distributed in a single lump sum cash payment to that Participant (or, in the event that Participant's termination of employment is caused by his death, to his beneficiary under the Qualified Plan) as soon as is practicable after the termination of the Participant's employment with the Companies for any reason.


                                 ARTICLE VI

                         ADMINISTRATION OF THE PLAN

     6.1. Administrator. The Administrator shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof.

     6.2. General Powers of Administration. All provisions set forth in the Qualified Plan with respect to the administrative powers and duties of the Administrator, expenses of administration, and procedures for filing claims shall also be applicable with respect to this Plan. The Administrator shall be entitled to rely conclusively upon all tables, valuations, certificates, opinions and reports furnished by any actuary, accountant, counsel or other person employed or engaged by the Administrator with respect to this Plan or the Qualified Plan.


                                ARTICLE VII

                          AMENDMENT OR TERMINATION

     7.1. Amendment or Termination. The Companies intend the Plan to be permanent but reserve the right to amend or terminate the Plan when, in the sole opinion of the Companies, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of each Board and shall be effective as of the date of such resolution.

     7.2. Effect of Amendment or Termination. No amendment or termination of this Plan shall directly or indirectly reduce the balance of any Supplemental Subaccount held hereunder as of the effective date of such amendment or termination. Upon termination of this Plan, distribution of amounts in each Supplemental Subaccount shall be made to the Participant or his beneficiary in the manner and at the time described in Article V of the Plan. No additional credits of Supplemental Salary Reduction Contributions or Supplemental Company Matching Contributions shall be made to the Supplemental Subaccount of a Participant after termination of the Plan, but the Companies shall continue to credit gains and losses to each Supplemental Subaccount pursuant to Section 4.1 or Section 4.3, until the balance of such Supplemental Subaccount has been fully distributed to each Participant or his beneficiary.


                                ARTICLE VIII

                             GENERAL PROVISIONS

     8.1. Participant's Rights Unsecured. The Plan at all times shall be entirely unfunded and, except as provided under the Central Newspapers, Inc. Employee Benefit Trust, no provision shall at any time be made with respect to segregating any assets of the Companies for payment of any distributions hereunder. The right of a Participant or his designated beneficiary to receive a distribution hereunder shall be an unsecured claim against the general assets of the Companies, and neither the Participant nor his designated beneficiary shall have any rights in or against any specific assets of the Companies. Except as provided under the Central Newspapers, Inc. Employee Benefit Trust, all amounts credited to the Supplemental Subaccount of a Participant shall con-stitute general assets of the Companies and may be disposed of by the Companies at such time and for such purposes as they may deem appropriate.

     8.2. General Conditions. Except as otherwise expressly provided herein, all terms and conditions of the Qualified Plan applicable to a Qualified Plan Salary Reduction Contribution or a Qualified Plan Company Matching Contribution shall also be applicable to a Supplemental Salary Reduction Contribution or a Supplemental Company Matching Contribution to be made hereunder. Any Qualified Plan Salary Reduction Contribution or Qualified Plan Company Matching Contribution, or any other contributions to be made under the Qualified Plan, shall be made solely in accordance with the terms and conditions of the Qualified Plan and nothing in this Plan shall operate or be construed in any way to modify, amend or affect the terms and provisions of the Qualified Plan.

     8.3. No Guarantee of Benefits. Nothing contained in this Plan shall constitute a guaranty by the Companies or any other person or entity that the assets of the Companies will be sufficient to pay any benefit hereunder.

     8.4. No Enlargement of Employee Rights. No Participant shall have any right to receive a distribution of contributions made under this Plan except in accordance with the terms of the Plan. Establishment of this Plan shall not be construed to give any Participant the right to be retained in the service of the Companies.

     8.5. Spendthrift Provision. No interest of any person or entity in, or right to receive a distribution under, the Plan shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a distribution be taken, either voluntarily or involuntarily for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

     8.6. Applicable Law. Except to the extent preempted by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Plan shall be construed and administered under the laws of the State of Indiana.

     8.7. Incapacity of Recipient. If any person entitled to a distribution under the Plan is deemed by the Administrator to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, the Administrator may provide for such payment or any part thereof to be made to any other person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of the Companies and the Plan therefor.

     8.8. Corporate Successors. The Plan shall not be automatically terminated by a transfer or sale of assets of a Company or by the merger or consolidation of a Company into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger or consolidation with respect to that transferee, purchaser or successor entity only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event that the Plan is not continued by the transferee, purchaser or successor entity, then the Plan shall terminate with respect to that transferee, purchaser or successor entity, subject to the provisions of
Section 7.2.

     8.9. Unclaimed Benefit. Each Participant shall keep the Administrator informed of his current address and the current address of his designated beneficiary. The Administrator shall not be obligated to search for the whereabouts of any person. If the location of a Participant is not made known to the Administrator within three (3) years after the date on which payment of the Participant's Supplemental Subaccount may first be made, payment may be made as though the Participant had died at the end of the three-year period. If, within one additional year after such three-year period has elapsed, or, within three years after the actual death of a Participant, the Administrator is unable to locate any designated beneficiary of the Participant, then the Companies shall have no further obligation to pay any benefit hereunder to such Participant or designated beneficiary and such benefit shall be irrevocably forfeited.

     8.10. Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, neither the Companies, the Administrator, nor any individual acting as employee or agent of either shall be liable to any Participant, former Participant, beneficiary or other person for any claim, loss, liability or expense incurred in connection with the Plan.

     8.11. Contruction. Words in the masculine gender shall include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only, and are not to be construed so as to alter the terms hereof.

     IN WITNESS WHEREOF, the Companies have adopted this Plan effective as of August 1, 1994.

                                   CENTRAL NEWSPAPERS, INC.


                                   By  /s/ Frank E. Russell
                                     ------------------------
                                        Frank E. Russell
                                        Its President
ATTEST:


By  /s/ Marjorie C. Tarplee
  ---------------------------
     Marjorie C. Tarplee
     Its Secretary



                                   INDIANAPOLIS NEWSPAPERS, INC.


                                   By  /s/ Malcolm W. Applegate
                                     ----------------------------
                                        Malcolm W. Applegate
                                        Its President
ATTEST:


By  /s/ Frank E. Russell
  ------------------------
     Frank E. Russell
     Its Secretary


                                   MUNCIE NEWSPAPERS, INC.


                                   By  /s/ Frank E. Russell
                                     ------------------------
                                        Frank E. Russell
                                        Its President
ATTEST:


By  /s/ Marjorie C. Tarplee
  ---------------------------
     Marjorie C. Tarplee
     Its Secretary


                                   PHOENIX NEWSPAPERS, INC.


                                   By  /s/ Eugene S. Pulliam
                                     -------------------------
                                        Eugene S. Pulliam
                                        Its President
ATTEST:


By  /s/ Frank E. Russell
  ------------------------
     Frank E. Russell
     Its Secretary


                           FIRST AMENDMENT TO THE
                          CENTRAL NEWSPAPERS, INC.
                         NON-QUALIFIED SAVINGS PLAN



     Central Newspapers, Inc., Indianapolis Newspapers, Inc., Muncie Newspapers, Inc. and Phoenix Newspapers, Inc. (the "Companies"), acting pursuant to Section 7.1 of the Central Newspapers, Inc. Non-Qualified Savings Plan (the "Plan"), amend the Plan as follows:

     1. Section 7.1 of the Plan is amended and restated, retroactively effective as of July 1, 1994, to provide in its entirety as follows:

          7.1 Amendment or Termination. The Companies intend the Plan to be permanent but reserve the right to amend or terminate the Plan when, in the sole opinion of the Companies, such amendment or termination is advisable; provided, however, that the Plan may not be amended more than once in any six (6) month period other than to comply with the requirements of the Code or ERISA. Any such amendment or termination shall be made pursuant to a resolution of each Board and shall be effective as of the date of such resolution.

     This First Amendment has been executed by the Companies on this 21st day of March, 1995 to be effective as of the date set forth above.

                                         CENTRAL NEWSPAPERS, INC.

                                         By  /s/ Frank E. Russell
                                           ----------------------
                                             Frank E. Russell
                                             Its President

ATTEST:

By  /s/ Marjorie C. Tarplee
  --------------------------
    Marjorie C. Tarplee
    Its Secretary

                                         INDIANAPOLIS NEWSPAPERS, INC.

                                         By  /s/ Malcolm W. Applegate
                                           ---------------------------
                                             Malcolm W. Applegate
                                             Its President

ATTEST:

By  /s/ Frank E. Russell
  --------------------------
    Frank E. Russell
    Its Secretary
                                         MUNCIE NEWSPAPERS, INC.

                                         By  /s/ Frank E. Russell
                                           ----------------------
                                             Frank E. Russell
                                             Its President

ATTEST:

By  /s/ Marjorie C. Tarplee
  --------------------------
    Marjorie C. Tarplee
    Its Secretary

                                         PHOENIX NEWSPAPERS, INC.

                                         By  /s/ Eugene S. Pulliam
                                           -----------------------
                                             Eugene S. Pulliam
                                             Its President

ATTEST:

By  /s/ Frank E. Russell
  --------------------------
    Frank E. Russell
    Its Secretary